UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 27, 2022
ORIGIN BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Louisiana	001-38487	72-1192928
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 South Service Road East
Ruston, Louisiana 71270

(Address of principal executive offices including zip code)
(318) 255-2222

(Registrant's telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $5.00 per share	OBNK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders
On April 27, 2022, the Company held its Annual Meeting in a virtual meeting format. Of the 23,748,748 shares of common stock eligible to vote at the Annual Meeting, 19,327,328 shares were represented in person or by proxy, representing approximately 81.38% of the outstanding shares as of the record date for the Annual Meeting. The final voting results of voting on each of the proposals submitted to stockholders at the Annual Meeting are as follows:
Proposal 1 - Elect thirteen directors to serve until the 2023 annual meeting of stockholders and until their successors are elected and qualified.

Election of directors:	For	Against	Abstain	Broker Non-Vote
01 Daniel Chu	16,589,047	26,796	6,195	2,705,290
02 James D'Agostino, Jr.	16,467,000	149,345	5,693	2,705,290
03 James Davison, Jr.	16,252,583	369,348	107	2,705,290
04 A. La'Verne Edney	16,397,409	221,558	3,071	2,705,290
05 Meryl Farr	16,482,363	137,104	2,571	2,705,290
06 Richard Gallot, Jr.	16,449,006	163,480	9,552	2,705,290
07 Stacey Goff	16,351,568	269,859	611	2,705,290
08 Michael Jones	16,220,079	401,406	553	2,705,290
09 Gary Luffey	16,468,569	153,306	163	2,705,290
10 Farrell Malone	16,349,289	269,722	3,027	2,705,290
11 Drake Mills	16,363,593	258,338	107	2,705,290
12 Elizabeth Solender	16,055,101	341,729	225,208	2,705,290
13 Steven Taylor	16,378,898	242,977	163	2,705,290
Proposal 2 - Approve, on a non-binding advisory basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Vote
15,259,419	1,338,172	24,447	2,705,290
Proposal 3 - Ratify the appointment of BKD, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.

For	Against	Abstain	Broker Non-Vote
19,291,934	33,843	1,551	—

ITEM 7.01	Regulation FD
    On May 2, 2022, the Company issued a press release announcing the election of Daniel Chu as a new member of the Company's Board of Directors. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. As provided in General Instructions B.2 to Form 8-K, the information furnished in this Item 7.01 and in Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	Financial Statements and Exhibits
(d)	Exhibits. The following are furnished as exhibits to this Current Report on Form 8-K.
Exhibit 99.1	Press release, dated May 2, 2022

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 2, 2022	ORIGIN BANCORP, INC.

By: /s/ Stephen H. Brolly
Stephen H. Brolly
Chief Financial Officer